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                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Filed by the Registrant [ ]
    Filed by a Party other than the Registrant [X]
    Check the appropriate box:
[ ] Preliminary Proxy Statement                        [ ] Confidential, for Use of the Commission Only (as
                                                           permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           COMMUNICATION CABLE, INC.
                (Name of Registrant as Specified in Its Charter)
                              KUHLMAN CORPORATION
        (Name of Person(s) Filing Proxy Statement, if other than the Registrant) PAYMENT OF FILING FEE (Check the appropriate box):
[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:
[X] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

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                           KUHLMAN ACQUISITION CORP.
                          A WHOLLY OWNED SUBSIDIARY OF
                              KUHLMAN CORPORATION
                         RESERVE YOUR RIGHT TO RECEIVE
                          TOP DOLLAR FOR YOUR SHARES!
                  SHAREHOLDERS MUST APPROVE THE VOTING RIGHTS
                 PROPOSAL BEFORE KUHLMAN IS OBLIGATED TO CLOSE
                            ITS $14 PER SHARE OFFER
        PLEASE SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD TODAY!
                                                                February 7, 1996
Dear Fellow Shareholder:
The Special Meeting of Communication Cable, Inc. will be held just next week, on February 16, 1996. IF YOU WANT THE OPPORTUNITY TO RECEIVE MAXIMUM VALUE FOR YOUR SHARES, VOTE FOR THE VOTING RIGHTS PROPOSAL ON THE BLUE CARD.
Kuhlman is not obligated to consummate its $14 per share cash tender offer for any and all outstanding Communication Cable stock unless and until, among other things, the shareholders vote to give Kuhlman voting rights for any and all shares that Kuhlman may acquire. Institutional Shareholders Service, a leading voting advisory service, has recommended to its clients that they vote in favor of the Voting Rights Proposal.
                           YOUR FOR VOTE IS CRITICAL,
                  NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN
Since the proposal requires an affirmative vote from a majority of the outstanding shares, failure to vote is the same as a vote AGAINST RECEIVING TOP DOLLAR FOR YOUR SHARES! REMEMBER, IN ORDER TO RECEIVE MAXIMUM VALUE FOR YOUR SHARES, VOTE TO APPROVE THE VOTING RIGHTS PROPOSAL AT THE SPECIAL
MEETING. PLEASE SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD TODAY WITH A VOTE FOR THE KUHLMAN VOTING RIGHTS PROPOSAL IN THE POSTAGE-PAID ENVELOPE PROVIDED.
Thank you again for your support.
Sincerely,
KUHLMAN ACQUISITION CORP.
/s/ Bob Jepson
Robert S. Jepson, Jr.
Chairman and Chief Executive Officer

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               If your shares of Common Stock are held in the name
            of a bank or brokerage firm, only that firm can execute
             a proxy card on your behalf. Please contact the person
            responsible for your account and give instructions for a
          BLUE PROXY CARD TO BE VOTED FOR THE VOTING RIGHTS PROPOSAL.
     If you have questions or need assistance in voting your shares, please contact the firm assisting us in the solicitation of proxies:
                            GEORGESON & COMPANY INC.
                               WALL STREET PLAZA
                            NEW YORK, NEW YORK 10005
                           TOLL FREE: 1-800-223-2064
                       BANKS & BROKERS CALL: 212-440-9800
                            Internet: World Wide Web
                            http://www.georgeson.com

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                           KUHLMAN ACQUISITION CORP.
                          A WHOLLY OWNED SUBSIDIARY OF
                              KUHLMAN CORPORATION
                              AN IMPORTANT MESSAGE
                                       TO
                       INTERSTATE/JOHNSON LANE CUSTOMERS!
                                                                February 7, 1996
Dear Interstate/Johnson Lane Customer and Fellow Shareholder:
As you know, on November 29, 1995, Kuhlman Acquisition Corp. commenced a tender offer for all outstanding CCI shares at a price of $12.00 per share. YOU SHOULD ALSO KNOW THAT YOUR FIRM, ACTING AS ADVISOR TO COMMUNICATION CABLE'S BOARD OF DIRECTORS, GAVE A FAIRNESS OPINION THAT THE $12.00 KUHLMAN OFFER PRICE WAS FAIR TO THE COMPANY'S SHAREHOLDERS FROM A FINANCIAL POINT OF VIEW. Now our offer price is $14.00 per share, the highest price bid.
PROTECT YOUR RIGHT TO OBTAIN THE HIGHEST OFFER PRICE FOR YOUR SHARES. PLEASE SIGN, DATE AND RETURN THE ENCLOSED BLUE PROXY CARD TODAY WITH A VOTE FOR THE KUHLMAN VOTING RIGHTS PROPOSAL IN THE POSTAGE-PAID ENVELOPE PROVIDED.
Thank you for your support.
Sincerely,
KUHLMAN ACQUISITION CORP.
/s/ Bob Jepson
Robert S. Jepson, Jr.
Chairman and Chief Executive Officer
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                           APPENDIX

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                           COMMUNICATION CABLE, INC.
   P R O X Y
            THIS PROXY IS SOLICITED ON BEHALF OF KUHLMAN CORPORATION
      THE UNDERSIGNED UNDERSTANDS THAT APPROVAL OF THE VOTING RIGHTS PROPOSAL STATED BELOW IS A CONDITION PRECEDENT TO THE OBLIGATION OF KUHLMAN ACQUISITION CORP. TO CONSUMMATE ITS TENDER OFFER. The undersigned hereby
   (i) certifies that the undersigned is not an officer of Communication Cable, Inc. (the "Company"), is not an employee of the Company who is also a director of the Company and is not a person who has acquired or proposes to acquire "control shares" of the Company in a "control share acquisition" within the meaning of the North Carolina Control Share Acquisition Act (the "Control Act"), (ii) appoints each of Robert S. Jepson, Jr., Curtis G. Anderson, Vernon J. Nagel and Richard A. Walker as Proxies, each with the power to appoint his substitute, and (iii) authorizes such Proxies to represent and to vote, as designated below, all of the shares of common stock of the Company held of record by the undersigned on January 16, 1996 at the special meeting of shareholders to be held on February 16, 1996 or any adjournment thereof (the "Special Meeting"). The undersigned hereby revokes any earlier proxy given with respect to the Voting Rights Proposal that is inconsistent with this proxy. Delivery of this proxy to the Secretary of the Company shall constitute notice of revocation to him.
      VOTING RIGHTS PROPOSAL: To grant voting rights to all of the shares of common stock of the Company at any time acquired by or for Kuhlman Acquisition Corp., directly or indirectly, in a "control share acquisition" within the meaning of the Control Act, including any and all shares that may be acquired by Kuhlman Acquisition Corp. pursuant to its tender offer to purchase any and all outstanding shares at $12.00 per share [now $14.00], net to the seller in cash, on the terms and subject to the conditions set forth in the Offer to Purchase dated November 29, 1995 and the related Letter of Transmittal, as the same may be amended or supplemented at any time prior to the conclusion of the Special Meeting.
              [ ] FOR              [ ] AGAINST           [ ] ABSTAIN
      This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, then this proxy will be voted "FOR" the Voting Rights Proposal.
      By signing this proxy, the signatory is granting discretionary authority to the Proxies to vote on any procedural matters which may come before the Special Meeting.
      Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, administrator, trustee or guardian, please give full title as such. If a corporation, then please sign in full corporate name by president or other authorized officer. If a partnership, then please sign in partnership name by authorized person.
                                              Dated: __________________, 1996
                                              Signature _____________________
                                              Signature if held jointly
                                              PLEASE MARK, SIGN, DATE AND
                                              RETURN THE PROXY CARD PROMPTLY
                                              USING THE ENCLOSED ENVELOPE

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PLEASE READ THE FOLLOWING INSTRUCTIONS BEFORE EXECUTING YOUR VOTING INSTRUCTIONS
                           ON THE FRONT OF THIS FORM
    (Bullet) Review the Notice of Meeting and Proxy Statement and, in particular, the explanation of the Voting Rights Proposal. The shares represented hereby will be voted as indicated; if no direction is indicated, then they will be voted "FOR" the Voting Rights Proposal.
    (Bullet) VOTING ON THE PROPOSAL: You can vote on the proposal by marking an [x] in the appropriate block.
    (Bullet) If your shares are held by a broker or bank, then you must return your voting instructions for your shares to be represented at the meeting. Brokers and banks vote only as instructed to vote.
    (Bullet) Note: If the address shown for you is incorrect, then notify your broker or bank directly.
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